GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds
Class A, Class B, Class C, Institutional and Service Shares of the
Goldman Sachs High Yield Municipal Fund

Supplement dated May 20, 2010 to the
Prospectuses dated July 29, 2009

The “Fund Facts—Credit Quality” section under “Fund Investment Objectives and Strategies—Goldman Sachs High Yield Municipal Fund” is hereby deleted in its entirety.

The first sentence under “Fund Investment Objectives and Strategies—Goldman Sachs High Yield Municipal Fund—Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, a majority of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in high yield Municipal Securities that, at the time of purchase, are medium quality or non-investment grade.

The fourth sentence under “Fund Investment Objectives and Strategies—Goldman Sachs High Yield Municipal Fund—Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund may also invest in higher grade fixed income securities.

The “Lower Investment Grade Securities” line found in the chart under “Other Investment Practices and Securities—Investment Securities” and footnote 1 thereto is hereby deleted with respect to the High Yield Municipal Fund and replaced with the following:

High Yield
Municipal Fund

Lower Grade Fixed Income Securities	•	[1]

[1]	The High Yield Municipal Fund will invest a majority of its Total Assets in lower grade securities under normal circumstances.

This Supplement should be retained with your Prospectus for future reference

00074379
HYMINVOBJSTK 5-10